Exhibit 10.13

Agreement

This Agreement (“Agreement”) dated August 27,2007 is entered into in Shanghai, People’s Republic of China (the “PRC”) by and among:

1.	Zhang Lu, a PRC citizen, ID Card No. 320106196404022819;

2.	Lin Haixiao, a PRC citizen, ID Card No. 332623197807250017;

3.	Yue Tao, a PRC citizen, ID Card No. 520201197703150410;

4.	Liu Wei, a PRC citizen, ID Card No. 120101196801242525;

5.	Cheng Chen, a PRC citizen, ID Card No. 3201051975030300X;

6.	Chen Kai, a PRC citizen, ID Card No. 340104650508205;

7.	Wang Yonggui, a PRC citizen, ID Card No. 510102196801157952;

8.	Qu Fabin, a PRC citizen, ID Card No. 310110197412196816;

9.	Feng Yuliang, a PRC citizen, ID Card No. 230107671211155;

10.	Shanghai Lanlin Bio-technology Co., Ltd.

(Zhang Lu, Lin Haixiao, Yue Tao, Liu Wei, Cheng Chen, Chen Kai, Wang Yonggui, Qu Fabin, Feng Yuliang and Shanghai Lanlin Bio-technology Co., Ltd. are hereinafter collectively and individually referred to as “Party A”);

11.	Shanghai Zhengtu Information Technology Co., Ltd. (“Party B”)

12.	Shanghai Zhengtu Network Technology Co., Ltd. (“Party C”)

13.	Shi Yuzhu, a PRC citizen, ID Card. No. 340103196209153519 (“Party D”)

(In this Agreement, the parties above are hereinafter individually referred to as a “Party”, and collectively referred to as the “Parties”.)

WHERE AS:

The Parties signed the Call Option and Cooperation Agreement, Exclusive Technical Consulting and Service Agreement, Network Game Software Sales and Licensing Agreement, Equity

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Pledge Agreement, Power of Attorney (collectively “Cooperative Agreements”) In accordance with the Parties’ needs of operation. Accordingly , the Parties, after consultation, hereinafter agree to further clarify the following:

1. After the expiration of the Power of Attorney (the Power of Attorney authorizes Party D to exercise all of the relevant shareholders’ voting rights in Party C’s shareholder meeting) which is respectively executed by Party A, the effective term (ten (10) years) shall be automatically extended to another ten (10) years unless dissented by Party B. The other expiration of this Agreement shall follow this rule. Premise for the relevant authorization and delegation is that the representative shall be a PRC citizen and that Party B consents with the relevant authorization and delegation. In case that there is requirement to change the representative by Party B in written letters, Party A will promptly withdraw such authorization and delegation and will authorize and delegate other appropriate PRC citizen to exercise all of the relevant shareholders’ voting rights in Party C’s shareholder meeting. This article shall be deemed as integrated with the Power of Attorney which is executed by each Party A without any need of special execution or amendment and is included into the Power of Attorney.

2. If Party C is dissolved or liquidated according to the compulsory regulation of the applicable law, subject to the compliance with the applicable law, the assets of Party C shall be transferred to the Party B or a qualified entity designated by Party B at the lowest price permitted by the PRC laws then.

3. After the dissolution and liquidation of Party C according to the Article 2 aforesaid, Party A shall present to Party B any interests legally distributed from Party C on the premise of no violation of the applicable law.

4. This Agreement shall prevail upon execution in case of any discrepancy between this Agreement and the Cooperative Agreements aforesaid.

(Signature pages below)

Party A:

Zhang Lu: /s/ Zhang Lu	Lin Haixiao: /s/ Lin Haixiao

Yue Tao: /s/ Yue Tao	Liu Wei: /s/ Liu Wei

Cheng Chen: /s/ Cheng Chen	Chen Kai: /s/ Chen Kai

Wang Yonggui: /s/ Wang Yonggui	Qu Fabing: /s/ Qu Fabing

Feng Yuliang: /s/ Feng Yuliang
Shanghai Lanlin Bio-technology Co., Ltd.

(Seal)

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Authorized Representative:

Name:

Party B:

Shanghai Zhengtu Information Technology Co., Ltd.

(Seal)

Authorized Representative:

Name:

Party C:

Shanghai Zhengtu Network Technology Co., Ltd.

(Seal)

Authorized Representative:

Name:

Party D:

Shi Yuzhu: /s/ Shi Yuzhu

3	Goliath - August 27 Agreement